Exhibit 32

SECTION 1350 CERTIFICATION

          The undersigned certify that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009

/s/ Scott F. Drill
Scott F. Drill
President and Chief Executive Officer
(principal executive officer)

Date: November 13, 2009

/s/ Justin W. Shireman
Justin W. Shireman
Vice President, Finance and
Chief Financial Officer
(principal financial officer)

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